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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 25, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                  333-113636               20-0842986
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   (STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
         OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)
383 Madison Avenue
New York, New York                                                  10179
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       (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01. OTHER EVENTS.

                  The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003, included in the prospectus supplement have been incorporated herein in reliance on the report of Pricewaterhouse Coopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS. Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)  EXHIBITS

                    ITEM 601(a) OF
                    REGULATION S-K
  EXHIBIT NO.       EXHIBIT NO.              DESCRIPTION
  -----------       -----------              -----------
  1                 23                       Consent of Pricewaterhouse Coopers
                                             LLP, Independent Registered Public
                                             Accounting Firm of Assured Guaranty
                                             Corp. with respect to the Bear
                                             Stearns Asset Backed Securities I
                                             LLC Asset- Backed Certificates,
                                             Series 2004-FR2.





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED
                                           SECURITIES I LLC


                                           By: /s/  Joseph T. Jurkowski, Jr.
                                              -----------------------------
                                           Name:    Joseph T. Jurkowski, Jr.
                                           Title:   Vice President

Dated: August 25, 2004



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                                  EXHIBIT INDEX

              Item 601 (a) of      Sequentially
 Exhibit      Regulation S-K       Numbered
 Number       Exhibit No.          Description                   Page
 ------       -----------          -----------                   ----
   1             23                Consent of Independent         6
                                   Registered Public
                                   Accounting Firm